ARTICLES OF ASSOCIATION

BETWEEN: XIN HAI TECHNOLOGY DEVELOPMENT LTD., a corporation formed under the laws of the People's Republic of China with its legal address at Suite 210, Building B No. 11 Wu Gen Lin Road, West District, City of Beijing, People's Republic of China;

                          (hereinafter sometimes referred to as "Party A" or as "Xin Hai")

AND: INFORNET INVESTMENT LIMITED., a corporation formed under the laws of Hong Kong with its legal address at 14th Floor, Hutchison House, 10 Harcourt Road, Hong Kong;

                          (hereinafter sometimes referred to as "Party B" or as "Infornet")

NOW THEREFORE in consideration of the mutual covenants herein and adhering to the principle of equality and mutual benefit and through friendly consultations, the Parties hereto hereby agree as follows:

CHAPTER 1: GENERAL PROVISIONS

Article 1: Basis of the Articles of Association

In accordance with the Laws of the People's Republic of China on Sino-Foreign Cooperative Joint Venture, other relevant Chinese laws and regulations, and the Cooperative Joint Venture Contract signed in the City of Beijing on __ 1997 by Xin Hai as Party A and Infornet as Party B, the Parties hereby a formulate these Articles of Association of the Joint Venture Company.

Article 2: Name and Legal Address of the Joint Venture Company

The name in Chinese of the Joint Venture Company is Pu Wei Si You Xian Gong Si.

The name in English of the Joint Venture Company is Placer Technologies Corp.

The principal place of business and legal address of the Joint Venture Company shall be located at, Suite 210, Building B No. 11 Wu Gen Lin Road, West District, City of Beijing, People's Republic of China;

The Parties agree that the Joint Venture Company may establish branches in other areas of the other regions in China.

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The Joint Venture Company may transfer its registered office to another place by amending its articles, and such amendment shall become effective on the date appearing on the approval document of the registration and administration authorities.

Article 3: Names and Legal Addresses of the Parties

The name and legal address of Parties to the Joint Venture Company are as follows:

Party A: XIN HAI TECHNOLOGY DEVELOPMENT LTD., a Chinese corporation with its legal address at Suite 2 10, Building B No. 11 Wu Gen Lin Road, West District, City of Beijing, People's Republic of China;

Party B: INFORNET INVESTMENT LIMITED., a Hong Kong corporation with its legal address at 14th Floor, Hutchison House, 10 Harcourt Road, Hong Kong;

Article 4:                Limited Liability Company

The Cooperative Joint Venture Company is a limited liability company.

Article 5: Legal Person

The Joint Venture Company has the status of a legal person and is subject to the jurisdiction and protection of the laws of China. All its activities shall be governed by Chinese laws, decrees and other legal rules and regulations which may be applicable thereto.

Article 6: Seal and Logo

The Board of directors of the Joint Venture Company may determine the form of the seal of the Joint Venture Company, and may amend it by ordinary resolution. The seat may have both the Chinese and English forms of the Joint Venture Company name. The seals shall be kept at the registered office of the Joint Venture Company or in any other place determined by the Board of Directors.

The Joint Venture Company may adopt a logo which specifications may be determined by the Board of directors.

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CHAPTER 2: PURPOSE AND SCOPE OF JOINT VENTURE COMPANY

Article 7: General Purpose of the Joint Venture Company

The Joint Venture Company shall employ the latest scientific management methods and advanced technology to ensure that the computer and telecommunications technology services perform according to the most advanced international standards. The Joint Venture Company shall demonstrate competitive capability in the market place based on its engineering technology and quality of its service, so as to maximize the economic results of the Joint Venture Company and ensure satisfactory economic benefits for each Party.

The short term purpose of the Joint Venture Company is to establish computer and telecommunications engineering service business in Beijing; the long term purpose will be to expand the computer and telecommunications engineering service business in China.

Article 8: Specific Purpose and Scope of the Joint Venture Company

The specific purpose and business scope of the Joint Venture Company is as follows:

        8.1   to manufacture and sell computer software.
        8.2   to manufacture and sell computer network systems.
        8.3   to manufacture and sell communications equipment.
        8.4   to provide communication engineering services.

Article 9:    Territory of the business

The Joint Venture Company shall conduct its business in Beijing and then in other cities of China.

         CHAPTER 3: TOTAL AMOUNT OF INVESTMENT AND REGISTERED CAPITAL

Article 10: Total investment and registered capital

The total amount of investment (registered capital and external financing) of the Joint Venture Company is established at two million dollars U.S. (US$2,000,000). Its registered capital is two hundred thousand dollars U.S. (US$200,000) (or the equivalent amount in Renminbi determined at the time that the registered capital is invested). The registered capital shall be contributed by Party B.

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Article 11: Time to Contribution

The registered capital of the Joint Venture Company shall be contributed within six months from the date of the registration and obtaining business license of the Joint Venture Company.

Article 12: Verification by a Registered Accountant

After the contribution in the registered capital are paid by the Parties to the Joint Venture Company, a Chinese registered accountant selected by the Joint Venture Company shall verify it and provide a certificate of verification. According to this certificate, the Joint Venture Company shall issue an investment certificate which includes the following items:

Name of the Joint Venture Company;

Date of the establishment of the Joint Venture Company;

Names of the Parties to the Joint Venture Company;

Amount of capital contributed by each Party and the form of the contribution;

Date of the contribution or date of satisfying capital contribution conditions; and

The date of the issuance and number of the investment certificate.

Article 13: Transfer of the Capital Contribution or Participation

Should one Party assign all or part of its capital contribution or participation in the Joint Venture Company or its investment consent shall be obtained from the other Parties of the Joint Venture Company. When one Party assigns its participation, the other Party has the right of first refusal. The terms and conditions of the assignment to a third party cannot be more favorable than those offered to other Parties.

Article 14: Increase and Assignment of Registered Capital

Any increase or assignment of the registered capital of the Joint Venture Company shall be approved by the Parties and the Board of directors and submitted to the original examination and approval authority for approval. The registration procedures for changes shall be dealt with at the original registration and administration office.

CHAPTER 4: BOARD OF DIRECTORS

Article 15: Board of Directors

The Joint Venture Company shall establish the Board of directors which is the highest authority of the Joint Venture Company.

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Article 16: Board Decisions

The Board of directors shall decide all major issues concerning the Joint Venture Company. Its functions and powers are as follows:

16.1 Reviewing and approving the important reports submitted by the president.

16.2 Approving annual financial reports, budget or receipts and expenditures, distribution plan of annual profits.

16.3 Responsible for making important rules and regulations of the Joint Venture Company.

16.4 Deciding to set up branches.

16.5 Amending the Articles of Association of the Joint Venture Company with the consensus of the Parties.

16.6 Discussing and deciding the termination of the Joint Venture Contract, termination of the Joint Venture Company or merging with another economic organization.

16.7 Deciding the engagement of high-rank officials such as the president, chief engineer, Chief financial officer, auditor, etc.

16.8 Being in charge of the expiration of the Joint Venture Company and the liquidation matters upon the expiration of the Joint Venture Company.

16.9 Other major issues which shall be decided by the Board of directors.

Article 17: Representation

The Board of directors of the Joint Venture Company will be composed of four (4) directors, of which two (2) shall be appointed by Party A and two (2) by Party
B. The term of office for the directors is four (4) years. Their term of office may be renewed if continuously appointed by the relevant Party.

Article 18: Chairman of the Board of Directors

The Chairman of the Board of directors shall be appointed by Party B.

Article 19: Appointing and Replacing a Director

When appointing and replacing directors, a written notice shall be submitted by the relevant Party to the Board of directors. The Board of directors will approve the appointing or replacing director by a resolution or minutes of meeting.

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Article 20: Legal Representation

The Chairman of the Board of directors is the legal representative of the Joint Venture Company. If the Chairman cannot perform his duty for some reason, the Parties shall appoint a director to be the temporary representative of the Joint Venture Company.

Article 21: Board Meetings

The Board of directors shall convene at least one (1) meeting every year. The Chairman may convene an interim meeting of the Board based on a proposal made by more than two (2) directors of which there will be one (1) representative from each of Party A and Party B.

The Parties may request that a meeting of directors be held by telephone conference call, by giving at least two (2) business days' notice to all directors, by telefax or by telephone.

All notices and minutes of the meetings shall be in Chinese and in English.

Article 22: Place of Meetings

The Board meeting will be held at the registered office of the Joint Venture Company or at any other place as determined by the Chairman.

Article 23: Procedure of Meetings

Such Board meeting shall be called and presided by the Chairman. Should the Chairman be absent, a director as agreed by both parties shall call and preside the Board meeting. The Chairman shall be responsible for the proper conduct of the meeting and shall submit any proposal upon which a vote of the directors is required. At the commencement of each Board meeting, the Directors who are present shall select one secretary who is not member of the Board of directors to take the minutes of the meeting either in Chinese or in English, but who will transcribe the minutes into Chinese or English, as the case may be.

Article 24: Written Notice

The Chairman shall give each director a written notice 30 days before the date of the Board meeting (not less than 15 days in the special circumstance). The notice shall cover the agenda, time and place of the meeting.

Article 25: Proxy

Should the director be unable to attend a meeting of the Board of directors, he may present or send by telecopier to the Chairman a proxy in the following written form authorizing another director to attend and vote on his behalf. In case the director neither attends nor entrusts another to attend the meeting he will be regarded as having been absent from the meeting.

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"The undersigned,____________________________________________being a director of
PLACER    TECHNOLOGIES   CORP.   hereby   appoints   (name   and   function   of
Proxy___________________ ) the true and lawful attorney and proxy of the undersigned with full power for and in the name and on behalf of the undersigned to attend and to vote in respect of the matters mentioned in the agenda of the meeting of the Board of directors, to be held at (address of the meeting) _______________________on the date of __________________________________ and at any adjournment thereof, with all powers which the undersigned could exercise if personally present and acting.

Signed on_______________________________________________

(signature)______________________________________________"

(name)

Article 26: Quorum

Quorum at the meeting (including any adjourned meeting or any telephone conference meeting) of the Board of directors shall consist of at least three
(3) directors.

If the quorum is not respected, the decisions adopted by the Board of directors at such meeting are invalid.

Article 27: Detailed Written Minutes

The minutes of each Board meeting shall he made in both Chinese and English and shall he signed for acceptance by all directors who attended the meeting either in person or by proxy. The minutes shall be filed with the Joint Venture Company and a copy thereof shall be remitted to each director.

Article 28: Issues to he Unanimously Agreed by at Least Five Directors of the Board

The following issues shall require the unanimous consent of at least four (4) directors of the Board of directors:

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28.1        to approve the annual budgets;

28.2 to acquire property, both moveable and immovable, in one instance for a consideration of or in twelve months its accrued amount is greater than or equal to one hundred thousand dollars U.S. (US$ 100,000);

28.3 to deal with any negotiable or non-negotiable instruments which is for a consideration in excess of US$100,000;

28.4 to borrow money on behalf of the Joint Venture Company or to provide the security mortgage or guarantee to any other company;

28.5 to open and operate any bank accounts and to designate and change the signatories to such accounts;

28.6 to make any amendment to the Articles of Association or to the Joint Venture Contract;

28.7 to invest into any other company or enterprise, or to acquire any of the shares or assets of any other company or enterprise;

28.8 to distribute any capital or profit of the Joint Venture Company after Recoupment Date;

28.9 to issue, purchase or redeem any interest in the Joint Venture Company;

28.10 to increase the registered capital of the Joint Venture Company;

28.11 to merge or amalgamate the Joint Venture Company with any other company or legal entity;

28.12 to deal with any matter concerning any transactions of the Joint Venture Company which may result in a conflict of interest.

28.13 to change the business scope and the mode of operation of the Joint Venture Company; 28.14 to terminal the Joint Venture Company before its expiration, to declare that the Joint Venture Company becomes bankrupt of insolvent;

28.15 to set up the branch of the Joint Venture Company.

CHAPTER 5: BUSINESS MANAGEMENT OFFICE

Article 29: Management Organization

The Joint Venture Company shall establish a management office which shall be responsible for its daily management and operations. The Board of directors shall appoint a president and several vice-presidents to form the management office.
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Article 30: President and Other High Level Management

The president (sometimes referred to as the general manager), the vice president in charge of technology development and the chief engineer shall be nominees of Party A. The vice-president (sometimes referred to as the deputy general manager) acting as senior financial officer shall be a nominee of Party B. The Board of directors may appoint other vice-presidents. The appointment term of the president and of the vice-presidents shall be three (3) years.

Article 31: Responsibility of the President

The president shall be directly responsible to the Board of directors. He shall carry out the decisions of the Board of directors, organize and conduct the daily management and operation of the Joint Venture Company. He shall also make reports and recommendations to the Board of directors for approval.

Article 32: Responsibility of the Vice-President

The vice-presidents shall assist the president. During the absence of the president, the vice-president in charge of daily business shall exercise the functions of the president.

Article 33: Management and Operation Committee

The president, the vice-presidents, senior financial officer and chief engineer shall constitute a Management and Operation Committee (the "M&O Committee") to ensure and promote the effective and timely management of the affairs of the Joint Venture Company.

Article 34: Plurality of Offices

At the invitation of the Board of directors, the Chair-man, or directors of the Board of directors may concurrently be president, vice-president or other high ranking personnel of the Joint Venture Company.

Article 35: Conflict of Offices

The president or vice-presidents shall not concurrently be president or vice-president, or have any substantial interest (directly or indirectly) in any economic organization which is in competition (directly or indirectly) with the Joint Venture Company.

Article 36: Remuneration

The remuneration of president, vice-president, chief engineer and senior financial officer shall be fixed from time to time by a resolution of the Board of directors.

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Article 37: Written Resignations

The president, vice-presidents, chief engineer, senior financial officer and other high-ranking personnel who ask for resignation shall submit their written resignations to the Board of directors in advance.

Any of the above-mentioned persons may be dismissed at any time upon the decision of the Board of directors in the event of fraud or willful misconduct. Anyone who violates the criminal law shall be subject to criminal sanction.

CHAPTER 6: FINANCE AND ACCOUNTING

Article 38: Finance and Accounting

The finance and accounting of the Joint Venture Company shall be handled in accordance with the Stipulations of the Finance and Accounting System of the Joint Ventures Using Chinese and Foreign Investment formulated by the Ministry of Finance of the People's Republic of China. The senior financial officer shall be responsible for the preparation of the finance and accounting systems of the Joint Venture Company. The guidelines of the finance and accounting systems will be submitted to the appropriate tax authorities.

Article 39: Fiscal Year

The fiscal year of the Joint Venture Company for accounting and tax purposes shall coincide with the calendar year, i.e. from January I to December 31 on the Gregorian calendar, except for the first fiscal year which will commence on the day the business license is issued and end on December 31 of the same year.

Article 40: Account Books

The Joint Venture Company shall maintain and keep at its legal address all books and records required by law or necessary, useful or appropriate for the business and affairs of the Joint Venture Company.

All minutes, account books, statistic statements and reports of the Joint Venture Company shall be written in Chinese and English.

Article 41: Accounts Keeping Unit and Banking

The Joint Venture Company adopts Renminbi as the standard currency for keeping accounts The conversion of Renminbi into other currency or from other currency into Renminbi shall be in accordance with the exchange rate of the converting day published by the Bank of China.


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The Joint Venture Company shall open an account in Renminbi and an other account in foreign currency.

Article 42: Auditor

The auditors of Joint Venture Company shall be a firm of auditors of international expertise as the Par-ties shall appoint from time to time. The Auditors shall, at the end of the Fiscal Year of the Joint Venture Company and at such other times as they may be reasonably requested by any of the Party, make an audit of the books and records of Joint Venture Company and for such purposes they shall have access to all books and records of the Joint Venture Company.

Article 43: Accounting System

The Joint Venture Company shall adopt the internationally used accrual basis and debit credit double entry bookkeeping as its accounting system.

Article 44: Content of Financial Account Books

Following items shall be covered in the financial accounts books of the Joint Venture Company

44.1          The amount of overall  cash  receipts  and  expense of the Joint
Venture Company;

44.2          All  material  purchasing  and  selling  of  the  Joint  Venture
Company;

44.3          The registered capital of the Joint Venture Company;

44.4 The time of payment and of increase in the registered capital of the Joint Venture Company as well as any assignment or transfer of the participation or other investment of any Party in the Joint Venture Company.

Article 45: Approval of Statements

The Joint Venture Company shall prepare statement of assets and liabilities, and losses and profits for each fiscal year, and shall submit same to the Board of directors for the approval after they shall have been examined and signed by the auditor and the president.

The books of account shall be closed promptly after the end of each Fiscal Year of the Joint Venture Company. The Joint Venture Company shall deliver to all of the Parties the following financial reports prepared in accordance with the procedure set forth below:

45.1 Annual. Within eighty (80) days after the end of each fiscal year of the Joint Venture Company, an annual report in respect of such fiscal year containing:
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(a) audited  financial  statement  as at the end of, and for,  such fiscal year
(prepared in accordance with international generally accepted accounting principles (International GAAP adopted in China consistently applied with comparative financial statements as at the end of, and for, the immediately preceding fiscal year) containing a balance sheet; a statement of profit and loss; a statement of changes in financial position; and a statement of change in capital;

(b) a report of the Auditors on such financial statements stating that such financial statements have been prepared in accordance with international generally accepted accounting principles (International GAAP) adopted in China consistently applied;

(c) a report on allocations and distributions (whether directly or indirectly) to the Parties;

(d) such other information as is required to be provided to the Parties or, in the opinion of the president (general manager), is material to the business of the Joint Venture Company;

(e) such financial and other information as may be reasonably requested by a Party; and

(f) information concerning credits and charges to the capital and current accounts allocated to the Parties and such other information as may be necessary to enable a Party to file income tax returns with respect to such Party's income or loss in respect of such fiscal year.

Article 46: Right to Inspect

Each Party shall have the right to inspect the Joint Venture Company's books and records at any reasonable time upon advance written request to the president. Each Party also has the right to invite an auditor to undertake annual financial check and examination at such Party's expense. The Joint Venture Company shall cooperate with such auditor and provide him with the appropriate books and records.

Article 47: Depreciation

The depreciation period for the fixed assets of the Joint Venture Company shall be decided by the Board of directors in accordance with the Rules for the Implementation of the Income Tax Laws of the People's Republic of China Concerning Joint Ventures with Chinese and Foreign Investments and internationally generally accepted accounting principles and the accounting principles applicable to the telecommunication industry.

Article 48: Matters Concerning Foreign Exchange

All matters concerning foreign exchange shall be handled in accordance with the Provisional Regulations for Exchange Control of the People's Republic of China, and other pertaining regulations as well as the stipulation of the Joint Venture Contract signed by the Parties on_______________________________________,1997.

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CHAPTER 7: DISTRIBUTION OF PROFIT

Article 49: Reserve Funds

The Joint Venture Company shall withdraw from profits, after payment of taxes, monies which win be held as reserve funds, expansion funds and bonuses and welfare funds for staff and workers in accordance with the Rules for the Accounting system of the People's Republic of China Concerning Joint Ventures with Chinese and Foreign Investments. The proportion of allocation of monies into each such reserve fund shall be decided by the Board of directors taking into account the then current business situation and financial condition of the Joint Venture Company.

Article 50: Distribution Percentage

After paying the taxes in accordance with law and withdrawing the various reserve funds as provided in article 49 hereof, the remaining profits will be distributed to Party A and Party B in accordance with the following percentages:

(a) Until such date as Party B's total investment and interest of the external financing in the Joint Venture Company has been fully recovered by Party B (the "Recoupment Date"), the distribution of profits shall be in accordance with the following percentages:

Party                                       Distribution Percentage

PARTY A                                               20%

PARTY B                                               80%

(b) After the Recoupment Date, all distribution of profits shall be made as follows:

Name of the Party                           Distribution Percentage

PARTY A                                               49%

PARTY B                                               51%

Unless otherwise unanimously agreed to by the Parties, the profit shall be distributed in cash (in Renminbi). Such distribution shall be converted into foreign currency.

Article 51: Time of Distribution

The Distribution of Profits prior to the Recoupment Date shall be made as and when profits are legally available for distribution, as determined by the Joint Venture Company's accountant.

The Joint Venture Company may distribute profits quarterly or annually according to the current business situation.
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Article 52: Previous Year and Current Year

The Joint Venture Company shall not distribute profits unless the losses, if any, of previous fiscal years have been made up. Remaining profit from previous years can be distributed together with that of the current year.

CHAPTER 8: STAFF AND WORKERS

Article 53: Recruitment

The recruitment, dismissal and resignation of the staff and workers of the Joint Venture Company and their salary, welfare benefits, labour discipline and other matters shall be handled according to the Regulation of the People's Republic of China on Labour Management in Joint Venture Using Chinese and Foreign Investment and its implementation rules.

Article 54: Local Labour

The employment of the required staff and workers by the Joint Venture Company will be registered with the local labour department. The Joint Venture Company may organize a open recruitment through interview and test. The Joint Venture Company should report to the local labour department on the chosen employees and to get its consent. All employees of the Joint Venture Company shall sign employment contracts with the company. The employment contracts shall specify the benefits of the employees. The contracts must be filed with the local labour department.

Article 55: Disciplinary Actions

The Joint Venture Company has the right to take disciplinary actions, record a demerit and reduce salary against those staff and workers who violate the rules and regulation of the Joint Venture Company or Labour disciplines. Those serious violations may be dismissed. The dismissal of workers shall be filed with the local labour and personnel department.

Article 56: Salary Treatment of the Staff

The salary treatment of the staff and workers shall be set by the Board of directors according to the specific situation of the Joint Venture Company, with reference to pertaining stipulations of China, and shall be specified in detail in the labour contract.

Article 57: Welfare Funds

The Joint Venture Company shall establish the rule and regulations concerning the welfare funds, bonuses, labour protection and labour insurance, etc., to ensure that the staff and workers go in for production and work under normal conditions.

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CHAPTER 9: TRADE UNION ORGANIZATION

Article 58: Right to Establish Trade Union

The staff and workers of the Joint Venture Company have the right to establish trade union organization and carry out activities in accordance with the stipulations of the Trade Union Law of the People's Republic of China.

Article 59: Tasks of the Trade Union

The tasks of the trade union are: to protect the democratic fights and material interests of the staff and workers pursuant to the law; to assist the Joint Venture Company to arrange and make rational use of welfare funds and bonuses; to organize political, professional, scientific and technical studies, carry out literary, art and sports activities; and to educate staff and workers to observe labour discipline and strive to fulfill the economic tasks of the Joint Venture Company.

Article 60: Trade Union in the Mediation of Disputes

The trade union shall take part in the mediation of disputes arising between the staff and workers and Joint Venture Company.

CHAPTER 10: DURATION, TERMINATION AND LIQUIDATION

Article 61: Duration

The duration of the Joint Venture Company shall be Twenty (20) years with a period of extension to be agreed by the Parties pursuant to Article 62, beginning from the date on which the business license of the Joint Venture Company is issued.

Article 62: Extension of Duration

An application for the extension of duration shall, proposed by one Party and unanimously approved by the Board of directors, be submitted to the original examination and approval authority six months prior to the expiry date of the original term of the Joint Venture Contract. Only upon the approval may the duration be extended, and the Joint Venture Company shall go through registration formalities for the alteration at the original registration office.

Article 63: Termination before the Expiration

The Joint Venture Company may be terminated before its expiration upon the happening of any of the following occurrences:
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63.1 If a Party shall be in breach of any of its material obligations  hereunder causing the Joint Venture Company not to be able to operate continuously, and such breach shall continue for a period of thirty (30) days from the receipt of a written notice of breach from the other Party;

63.2 If a Party passes a resolution that it be wound up or liquidated, or a meeting is convened for the purposes of passing any such resolution, or an order is made for the winding-up or liquidation of such Party;

63.3 If a receiver or receiver-manager is appointed in respect to the whole or a substantial part of the affairs or assets of any Party or if a Party is adjudged bankrupt or insolvent, or files a proposal in bankruptcy;

63.4 If the Joint Venture Company is unable to attain its business objectives or suffers significant losses during any fiscal year for a reason other than the happening of an event of force majeure;

63.5 If the Joint Venture Company suffers significant losses during any fiscal year for a reason of an event of force majeure. Force majeure shall refer to events such as earthquake, typhoon, flood, fire, riots, war, civil commotions, strikes, and other unforeseen events or circumstances beyond reasonable control of a Party and causing the Party not to be able to exercise the responsibilities specified in this Article;

63.6 If there has been a material change in the applicable laws, regulations or policies of the pertinent governmental authorities that, in the reasonable opinion of Party B, would adversely affect the business objectives of the Joint Venture Company;

63.7 If the Joint Venture Company becomes bankruptcy;

63.8 If the Parties agree unanimously that the termination of the Joint Venture Contract is in the best interests of the Parties.

In any such event and at the initiative of the Party entitled to terminate as above provided, the Board of Directors shall resolve at a meeting duly held for such purpose to terminate the Joint Venture Contract, and such decision shall be submitted to the examination and approval authority for approval.

Article 64: Liquidation

Upon expiration or termination of the Joint Venture Company before its term ends, the Board of directors shall proceed to liquidate the Joint Venture Company in the following manner:

64.1 the Board of Directors shall set up a liquidation committee of four (4) members. The members of such committee will be selected from among the members of the Board and each of Party A and Party B.

64.2 the proceeds of liquidation of the Joint Venture Company's assets shall be utilized in the following order of priority: 17


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(a) firstly,  to the repayment of all debts and liabilities of the Joint Venture
Company and the expenses of liquidation and to the setting up of any reserve that the Board of Directors, upon the recommendation of the liquidation committee, considers reasonably necessary for any contingent or unforeseen liabilities or obligations of the joint venture.

(b) secondly, to the Parties for the payment of any profits in accordance to their participation;

(c) thirdly, any remaining assets shall be distributed to the Parties in accordance to their participation.

During the process of liquidation, the liquidation committee shall represent the company to sue and be sued.

Article 65: Representation of Liquidation Committee

During the process of liquidation, the liquidation committee shall represent the Joint Venture Company in any suit.

Article 66: Liquidation Expenses

The liquidation expenses and remuneration to the members of the liquidation committee shall be paid in priority from the existing assets of the Joint Venture Company.

Article 67: Remaining Property

Assets of the Joint Venture Company may be distributed in kind on the basis of the then appraised fair market value of such assets, if agreed to by all the Parties. For purposes of making such distribution only, the unrealized profit or loss on any such asset (based on its fair market value) shall be first allocated among the Parties and the distribution of the asset shall be treated as a distribution of cash equal to the fair market value of such asset. In the event that Party B is unable to repatriate the assets distributed to it in kind, then Party A shall agree to purchase the assets to be otherwise distributed to Party B at their fair market value as determined by an independent evaluator acceptable to the Parties.

Article 68: Liquidation Report

On completion of the liquidation, the Joint Venture Company shall submit a liquidation report to the original examination and approval authority, go through the formalities for nullifying its registration office and hand in its business license, at the same time a it announces its liquidation to the public.

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Article 69: Account Books after Liquidation

After winding up of the Joint Venture Company, its account books shall be left in the care of the Chinese participant.

Article 70: Inspection of Accounts after Liquidation

In the event of liquidation, during the liquidation process or after the liquidation, each Party shall have the right to inspect the Joint Venture Company's books and records at any reasonable time upon advanced written request to the party which keeps the books and records.

CHAPTER 11: RULES AND REGULATIONS

Article 71: Rules and Regulations

The following are the rules and regulations formulated by the Board of directors of the Joint Venture Company:

              71.1 Management regulation, including the power and functions of the management staff,

              71.2 Rules for the staff and workers;

              71.3 System of labour and salary;

              71.4 System of work attendance records, promotion and awards and penalty for the staff and  workers;

              71.5 Detail rules of staff and worker's welfare;

              71.6 Financial system;

              71.7 Liquidation procedures upon the dissolution of the Joint
                   Venture Company;

              71.8 Other necessary rules and regulations.

CHAPTER 12: SUPPLEMENTARY ARTICLES

Article 72: Amendment to the Articles of Association

The amendment to the Articles of Association shall unanimously be agreed and decided by the Parties and the Board of directors and submitted to the original examination and approval authority for approval.

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Article 73: Both languages

The Articles of Association are written in both the Chinese and English language, both languages are equally authentic and both Chinese and English versions shall have the same legal effect.

Article 74: Effect of Articles of Association

The Articles of Association shall come into effect upon the approval by the ministry of Foreign Economic relations and trade of the People's Republic of China (or its entrusted examination and approval authority). The same applies in the event of amendments.

Article 75: Conflict with Joint Venture Contract

In the event that there is a conflict or inconsistency between any provision of those Articles of Association and the Joint Venture Contract signed by the Parties on _____________________1997, the Joint Venture Contract shall prevail.

Article 76: Integration

Article 17 of the Joint Venture Contract signed by the both Parties on_______________________1997 is applicable to this Articles of Association.

Article 77: Notice

Any notice, consent, authorization, direction or other instrument required or permitted to be given hereunder ("Notice") shall be in writing and shall be delivered either by personal delivery, by certified mail or by telecopier, return receipt requested, and addressed as follows:

(a) XIN RAI TECHNOLOGY DEVELOPMENT LTD.
                 Suite 210, Building B. No. I I
                 We Gen Lin Rd., West District
                 Beijing, People's Republic of China

                                 Attention: President

                                 Telecopier:(8610) 622-2512

(b) INFORNET INVESTMENT LIMITED
                  14th Floor Hutchison House
                  10 Harcourt Road, Hong Kong

                                   Attention: President

                                   Telecopier:(852) 2845-0476

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COPY TO:

830 - 789 West Pender Street
Vancouver, BC
Canada
V6C 1H2

Attention: Mr. Ernest Cheung

Telecopier:            (604) 689-4407

Any Notice shall be deemed to have been effectively given and received, if sent by telecopier, on the next business day following receipt of such transmission (confirmation of receipt by confirmed facsimile transmission being deemed receipt of communication sent by telecopy) or, if delivered, to have been given and received on the date of such delivery. Any Party may change its address for service by written Notice given as aforesaid.

IN WITNESS WHEREOF, the Parties have duly executed this Articles of Association in the City of Beijing, China, as of this 25th day of____________1997.
XIN HAI TECHNOLOGY DEVELOPMENT LTD.
Seal

Per: ____________________________________________


INFORNET INVESTMENT LIMITED
     Seal

Per:_____________________________________________




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